          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                                                                   EXHIBIT 10.10
                                                                   -------------
OEM Master License Agreement Number: 0997-SIL-O-MLA-1

                              RSA DATA SECURITY(TM)

                          OEM MASTER LICENSE AGREEMENT

     THIS OEM MASTER LICENSE AGREEMENT ("Agreement"), effective as of the later date of execution ("Effective Date"), is entered into by and between RSA Data Security, Inc., a Delaware corporation ("RSA"), having a principal address at 100 Marine Parkway, Suite 500, Redwood City, California 94065, and the entity named below ("OEM"), having a principal address as set forth below.

OEM:

SilverStream Software, Inc., a Delaware corporation
---------------------------------------------------
(Name and jurisdiction of incorporation)

One Burlington Woods
--------------------
(Address)

Burlington, MA  01803
---------------------

OEM Legal Contact:

     Craig Dynes, Vice President and Chief
     -------------------------------------
     Financial Officer (617) 238-5471
     --------------------------------
     (name, telephone and title)

OEM Billing Contact:

     Craig Dynes, Vice President and Chief
     -------------------------------------
     Financial Officer (617) 238-5471
     --------------------------------
     (name, telephone and title)

OEM Technical Contact:

     Kim Sheffield, Vice President of Research
     -----------------------------------------
     and Development (617) 238-5400
     ------------------------------
     (name, telephone and title)

OEM Commercial Contact:

     Craig Dynes, Vice President and Chief
     -------------------------------------
     Financial Officer (617) 238-5471
     --------------------------------
     (name, telephone and title)

Territory:

[ ]  North America (United States and Canada)
[X]  Worldwide, subject to Section 10.7.

Separate Maintenance Agreement:
YES [X]               NO  [ ]

1.   DEFINITIONS

     The following terms when used in this Agreement shall have the following meanings:

     1.1 "Bundled Product(s)" means one or more of the products or product groups described on a License/Product Schedule attached hereto and referencing this Agreement which has been or will be developed by OEM and which incorporates in the OEM Product in any manner any portion of the RSA Object Code. A Bundled Product must represent a significant functional and value enhancement to the Licensed Software such that the primary reason for an End User Customer to license such Bundled Product is other than the right to receive a license to the Licensed Software included in the Bundled Product.

     1.2 "Distributor" means a dealer or distributor in the business of reselling Bundled Products to End User Customers, directly or through one or more Distributors, by virtue of authority of OEM. Bundled Products resold by a Distributor shall bear OEM's trademarks and service marks and shall not be privately labeled by such Distributor or other parties. A Distributor shall have no right to modify any part of the Bundled Product.

     1.3 "End User Customer" means a person or entity licensing RSA Object Code as part of a Bundled Product from OEM or a Distributor solely for personal or internal use and without right to license, assign or otherwise transfer such Bundled Product to any other person or entity.

     1.4 "Interface Modification" means a modification to the RSA Source Code constituting and limited to hooks, ports or Interfaces and similar modifications necessary to permit the Licensed Software to operate in accordance with the User Manual in OEM Products.

     1.5 "License/Product Schedule" means a schedule substantially in the form of Exhibit "A" hereto completed and executed with respect to a Bundled Product and specifying the Licensed Software, Field of Use limitation (if any), license and maintenance fees, and other matters with respect to such Bundled Product. A License/Product Schedule can be amended pursuant to Section 10.5 with respect to a specified Bundled Product; and additional Bundled Products may be added to this Agreement by executing an additional License/Product Schedule referencing this Agreement. All such License/Product Schedules are incorporated in this Agreement by this reference.

     1.6 "Field of Use" means a use, method of incorporation or product purpose limitation with respect to the Licensed Software for a Bundled Product specified on the License/Product Schedule for such Bundled Product.

     1.7 "Licensed Software" means those portions of the RSA Software which perform the algorithm(s) specified on page 2 of a License/Product Schedule hereto as having been licensed by OEM with respect to a particular Bundled Product.

     1.8 "New Release" means a version of the RSA Software which shall generally be designated by a new version number which has changed from the prior number only to the right of the decimal point (e.g., Version 2.2 to Version 2.3).

     1.9 "New Version" means a version of the RSA Software which shall generally be designated by a new version number which has changed from the prior number to the left of the decimal point (e.g., Version 2.3 to Version 3.0).

     1.10 "OEM Product" means any product developed by OEM into which the Licensed Software is to be incorporated to create a Bundled Product.

     1.11 "RSA Object Code" means the Licensed Software in machine-readable, compiled object code form.

     1.12 "RSA Software" means RSA proprietary software identified on a License/Product Schedule hereto and as further described in the User Manuals associated therewith. "RSA Software" shall also include all modifications and enhancements (including all New Releases and New Versions) to such programs as may be provided by RSA to OEM pursuant to this Agreement or a maintenance agreement between RSA and OEM.

     1.13 "RSA Source Code" means the mnemonic, high level statement versions of the Licensed Software written in the source language used by programmers.

     1.14 "Territory" means those geographic areas specified on page 1.

     1.15 "User Manual" means the most current version of the user manual and/or reference manual customarily supplied by RSA to OEMs who license the RSA Software.

2.   LICENSES

     2.1 LICENSE GRANT. During the term and within the Field of Use limitation (if any) specified in the applicable License/Product Schedule. RSA hereby grants OEM a non-exclusive, non-transferable license to:

          2.1.1 use, if a source code license is specified in a License/Product Schedule, a single copy of the RSA Source Code on a single central processing unit accessed by one user at a time to: (i) modify the RSA Source Code Solely to create Interface Modifications; (ii) compile the RSA Source Code to create object code; and (iii) maintain Bundled Products and Support End User Customers.

          2.1.2 (i) incorporate the RSA Object Code into an OEM Product to create a Bundled Product; (ii) reproduce and have reproduced the RSA Object Code as incorporated in a Bundled Product as reasonably needed for inactive backup or archival purposes and, if an internal use license is specified in a License/Product Schedule, for distribution in the Territory solely to employees of OEM and solely for use by such employees for OEM's internal business purposes and (iii) reproduce, have reproduced, and license or otherwise distribute the RSA Object Code as incorporated in a Bundled Product in the Territory.

          2.1.3 (i) use the User Manual to support End User Customers; (ii) modify and incorporate portions of the User Manual in Bundled Product document; and (iii) reproduce, have reproduced and distribute in the Territory such portions of the User Manual as incorporated in Bundled Product documentation.

     2.2 LIMITATION ON LICENSES. The licenses granted in Section 2.1 are further limited as follows:

          2.2.1 LIMITATION ON DISTRIBUTEES. The RSA Object Code shall be licensed or otherwise distributed only to (i) Distributors and (ii) End User Customers.

          2.2.2 NO EXPOSURE OF RSA SOFTWARE. The RSA Object Code may only be accessed by the functionality of the Bundled Product in which it is included, and a Bundled Product shall not make the RSA Object Code directly accessible to End User Customers or to products other than the Bundled Product.

          2.2.3 NO STANDALONE PRODUCT OR SERVICES. OEM may not in any way sell, lease, rent, license, sublicense or otherwise distribute the RSA Software or any part thereof or the right to use the RSA Software or any part thereof to any person or entity except as part of a Bundled Product. Unless a specific grant of rights is included in the applicable License/Product Schedule, neither OEM nor any Distributor or End User Customer may use the Bundled Product to operate a service bureau or other revenue-generating service business.

          2.2.4 LICENSE RESTRICTED TO LICENSED SOFTWARE AND FIELD OF USE. OEM may use or incorporate into a Bundled Product only that portion of the RSA Software which is identified as Licensed Software in the applicable License/Product Schedule. The RSA Object Code must be incorporated in a Bundled Products, and may only be reproduced, licensed or distributed in accordance with the Field of Use limitation, if any, specified in the applicable License/Product Schedule.

          2.2.5 PROHIBITED ACTIVITIES. OEM shall not modify (except to create Interface Modifications), translate, reverse engineer, decompile or disassemble the RSA Software or any part thereof, and shall prohibit Distributors and End User Customers from doing the same.

          2.2.6 RSA ROOT KEYS. OEM may include the RSA/VeriSign, Inc. root keys (the "RSA Root Keys") in any Bundled Product in which a hierarchy root key is utilized or incorporated, provided that any such incorporation must make the RSA Root Keys functional within the Bundled Product and as accessible as any other hierarchy root key within the Bundled Product.

     2.3  TITLE.

          2.3.1 IN RSA. Except for the limited licenses expressly granted in
Section 2.1 and as further limited by Section 2.2, RSA does not by this Agreement grant to OEM any right, title or ownership interest in and to the RSA Software or in any related patents, trademarks, copyrights or proprietary or trade secret rights.

          2.3.2 IN OEM. Except as expressly provided below, OEM does not by this Agreement grant to RSA any right, title or ownership interest in and to any Interface Modifications created by OEM as may be authorized hereunder or any related patents, copyrights or proprietary or trade secret rights of OEM; provided, however, that OEM hereby agrees that it will not assert against RSA any of such patents, copyrights or proprietary or trade secret rights with respect to any ports or interfaces developed by RSA without reference to the source code of OEM's Interface Modifications.

3.   LICENSE FEES

     3.1 LICENSE FEES. In consideration of RSA's grant to OEM of the limited license rights hereunder, OEM shall pay to RSA the amounts set forth below (the "License Fees"):

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

          3.1.1 SOURCE CODE LICENSE FEES. If RSA is granting to OEM RSA Source Code license rights as indicated on a License/Product Schedule, OEM shall pay to RSA the source code License Fees specified on such License/Product Schedule upon execution of such License/Product Schedule.

          3.1.2 OBJECT CODE LICENSE FEES. In consideration of RSA's grant to OEM of the RSA Object Code license rights for the Bundled Products described in each License/Product Schedule, OEM shall pay to RSA the object code License Fees specified on each such License/Product Schedule in accordance with the terms contained therein.

     3.2 TAXES. All taxes, duties, fees and other governmental charged of any kind (including sales and use taxes, but excluding taxes based on the gross revenues or net income of RSA) which are imposed by or under the authority of any government or any political subdivision thereof on the License Fees or any aspect of this Agreement shall be borne by OEM and shall not be considered a part of a deduction form or an offset against License Fees.

     3.3 PREPAYMENT OF LICENSE FEES. OEM shall prepay License Fees in the amount set forth in a License/Product Schedule, if any, upon execution of the License/Product Schedule. In no event shall such prepayment be refundable. If OEM has prepaid License Fees with respect to a Bundled Product, all of such prepaid amounts may be offset against License Fees accrued at a rate of [**] of License Fees accrued until the prepayments are exhausted. OEM shall show the application of prepaid License Fees in the licensing reports provided to RSA pursuant to Section 3.7.

     3.4 USE OF NET SALES PRICE. If a License Fee based on Net Sales Price is specific in a License/Product Schedule, the "Net Sales Price" means the gross amount of all cash, in-kind or other consideration receivable by OEM at any time in consideration of the licensing or other distribution of the Bundled Products, excluding any amounts receivable by OEM for sales and use taxes, shipping, insurance and duties, and reduced by all discounts, refunds or allowances granted in the ordinary course of business. For the purposes of determining Net Sales Price, the amount of in-kind or other non-cash consideration receivable by OEM shall be deemed to have a dollar value equal to the standard price (as listed in OEM's published price schedule on the date of the grant of the license or the sale in question) for such Bundled Product, less all cash paid.

     3.5 TERMS OF PAYMENT. Object code License Fees payable on an on-going basis shall accrue with respect to Bundled Products licensed or otherwise distributed by OEM or Distributors, as applicable, upon the date of invoice of the Bundled Product to an End User Customer or Distributor. License Fees due RSA hereunder shall be paid by OEM to the attention of the Software Licensing Department at RSA's address set forth above on or before the thirtieth (30) day after the close of the calendar quarter during which the License Fees accrued. A late payment penalty on any License Fees not paid when due shall be assessed at the rate of one percent (1%) per thirty (30) days, beginning on the thirty-first
(31st) day after the last day of the calendar quarter to which the delayed payment relates.

     3.6 U.S. CURRENCY. All payments hereunder shall be made in lawful United States currency and shall in no case be refundable. If OEM receives payment in foreign currencies, the amount of its License Fees to RSA shall be calculated using the closing exchange rate published in The Wall Street Journal, Western Edition, on the last business day such journal is published in the calendar quarter immediately preceding the date of payment.

     3.7 LICENSING REPORT. A report in reasonably detailed form setting for the calculation of License Fees due from OEM and signed by a responsible officer of OEM shall be delivered to RSA on or before the thirtieth (30th) day after the close of each calendar quarter during the term of this Agreement, regardless of whether License Fee payments are required to be made pursuant to

Section 3.5. The report shall include, at a minimum the following information (if applicable to the method of calculating License Fees designated in a License/Product Schedule) with respect to the relevant quarter: (i) the total number of copies/units of Bundled Products licensed or otherwise distributed by OEM and Distributors indicating the names and versions thereof); (ii) if applicable, the total Net Sales Price invoiced to Distributors and End User Customers; and (iii) total License Fees accrued.

     3.8 AUDIT RIGHTS. RSA shall have the right, at is sole cost and expense, to have an independent certified public accountant conduct during normal business hours and not more frequently than annually, an audit of the appropriate records of OEM to verify the number of copies/units of Bundled Products licensed or otherwise distributed by OEM and OEM's calculation of License Fees. If the License Fees accrued are different than those reported, OEM will be invoiced or credited for the difference, as applicable. Any additional License Fees, along with the late payment penalty assessed in accordance with
Section 3.5, shall be payable within thirty (30) days of such invoice. If the deficiency in License Fees paid by OEM is greater than five percent (5%) of the License Fees reported by OEM for any quarter, OEM will pay the reasonable expenses associated with such audit. In addition to the deficiency.

     3.9 EVALUATION COPIES. OEM may deliver copies of Bundled Products to prospective End User Customers on a trial basis for evaluation purposes only (each, an "Evaluation Copy") provided that each such prospective End User Customer has received a written or electronic trial license prohibiting the End User Customer from copying, modifying, reverse engineering, decompiling or disassembling the RSA Object Code or any part thereof. All Evaluation Copies licensed shall contain a feature which disables the Evaluation Copy no later than sixty (60) days after delivery to the prospective End User Customer. No License Fees shall be reportable or payable with respect to Evaluation Copies unless and until the Evaluation Copy is replaced with or converted to a standard Bundled Product or the End User Customer is invoiced for the Bundled Product, whichever occurs first.

4.   LIMITED WARRANTY

     4.1 LIMITED WARRANTY. During the initial ninety (90)-day term of each License/Product Schedule RSA warrants that the Licensed Software specified in such License/Product Schedule will operate in material conformance to RSA's published specifications for the Licensed Software. RSA does not warrant that the RSA Software or any portion thereof is error-free. OEM's exclusive remedy, and RSA's entire liability in tort, contract or otherwise, shall be correction of any warranted nonconformity as provided in Section 4.2 below. This limited warranty and any obligations of RSA hereunder shall not apply to any Interface Modifications or any nonconformities caused thereby and shall terminate immediately if OEM makes any modification to the RSA Software other than Interface Modifications.

     4.2 ERROR CORRECTION. In the event OEM discovers an error in the Licensed Software which causes the Licensed Software not to operate in material conformance to RSA's published specifications therefor, OEM shall submit to RSA a written report describing such error in sufficient detail to permit RSA to reproduce such error. Upon receipt of any such written report, RSA will use its reasonable business judgment to classify a reported error as either (i) a "Level 1 Severity" error, meaning an error that causes the Licensed Software to fail to operate in a material manner or to produce materially incorrect results and for which there is not work around or only a difficult work around; or (ii) a "Level 2 Severity" error, meaning an error that produces a situation in which the Licensed Software is usable but does not function in the most convenient or expeditious manner, and the use or value of the Licensed Software suffers no material impact. RSA will acknowledge receipt of a conforming error report within two (2) business days and (A) will use its continuing best efforts to provide a correction for any Level 1 Severity error to OEM as early as practicable; and (B) will use its reasonable efforts to include a correction for any Level 2 Severity error in the next release of the RSA Software.

     4.3  DISCLAIMER   EXCEPT FOR THE EXPRESS LIMITED WARRANTY PROVIDED IN THIS
SECTION 4, THE RSA SOFTWARE IS PROVIDED "AS IS" WITHOUT ANY WARRANTY

WHATSOEVER. RSA DISCLAIMS ALL WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, AS TO ANY MATTER WHATSOEVER, INCLUDING ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT OF THIRD PARTY RIGHTS. RSA DISCLAIMS ANY WARRANTY OR REPRESENTATION TO ANY PERSON OTHER THAN OEM WITH RESPECT TO THE RSA SOFTWARE. OEM SHALL NOT, AND SHALL TAKE ALL MEASURES NECESSARY TO INSURE THAT ITS AGENTS AND EMPLOYEES DO NOT, MAKE OR PASS THROUGH ANY SUCH WARRANTY ON BEHALF OF RSA TO ANY DISTRIBUTOR, END USER OR OTHER THIRD PARTY.

5.   ADDITIONAL OBLIGATIONS OF OEM

     5.1 BUNDLED PRODUCT MARKETING. OEM is authorized to represent to Distributors and End User Customers only such facts about the RSA Software as RSA states in it published product descriptions, advertising and promotional materials or as may be stated in other non-confidential written material furnished by RSA.

     5.2 CUSTOMER SUPPORT. OEM shall, at its expense, provide all support for the Bundled Products to Distributors and End User Customers.

     5.3 LICENSE AGREEMENTS. OEM shall cause to be delivered to each Distributor and End User Customer a license agreement which shall contain, at a minimum, substantially all of the limitations of rights and the protections for RSA which are contained in Sections 2.2, 5.4, 7, 10.7 and 10.8 of this Agreement. OEM shall use commercially reasonable efforts to enforce the terms of such agreements.

     5.4  PROPRIETARY RIGHTS.

          5.4.1 COPYRIGHT NOTICES; LICENSEE SEALS. OEM agrees not to remove or destroy and proprietary, trademark or copyright markings or notices placed upon or contained within the RSA Source Code, Object Code, User Manuals or any related materials or documentation. OEM further agrees to insert and maintain:
(i) within every Bundled Product and any related materials or documentation a copyright notice in the name of OEM; and (ii) within the splash screens, user documentation, printed product collateral, product packaging and advertisements for the Bundled Product, the RSA "License Seal" from the form attached as Exhibit "B" to this Agreement and a statement that the Bundled Product contains the RSA Software.

          5.4.2 TRADEMARKS. By reason of this Agreement or the performance hereof, OEM shall acquire no rights of any kind in any RSA trademark, trade name, logo or product designation under which the RSA Software was or is marketed and OEM shall not make any use of the same for any reason except as expressly authorized by this Agreement or otherwise authorized in writing by RSA. OEM shall cease to use the markings, or any similar markings, in any manner on the expiration or other termination of this Agreement.

6.   CONFIDENTIALITY

     6.1 CONFIDENTIALITY. Each party acknowledges that in its performance of its duties hereunder, the other party may communicate to it (or its designees) certain confidential and proprietary information of such party, including the RSA Software (in the case of RSA) and know-how, technology, techniques, and business, product, and marketing plans of each such party (collectively, the "Know-How"), all of which are confidential and proprietary to, and trade secrets of, the disclosing party. The receiving party agrees to hold the Know-How disclosed to it and, in the case of OEM the RSA Software, within its own organization and shall not, without the specific written consent of the disclosing party or as expressly authorized herein, utilize in any manner, published, communicate, or disclose any part of the disclosing party's Know-How or the RSA Software (in the case of OEM) to third parties. This Section 6.1 shall impose no obligations on either party with respect to any Know-How which:
(i) is in the public domain at the time disclosed by the disclosing party; (ii) enters the public domain after disclosure other than by a breach of the receiving party's obligations hereunder or by a breach of another party's confidentiality obligation; or (iii) is shown by documentary evidence to have been known by the receiving party prior to its receipt from the disclosing party. Each party will take

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

such steps as are consistent with its protection of its own confidential and proprietary information (but will in no event exercise less than reasonable care) to insure that the provisions of this Section 6.1 are not violated by its End User Customers, Distributors, employees, agents or any other person.

     6.2 SOURCE CODE. OEM acknowledges the extreme importance of the confidentiality and trade secret status of the RSA Source Code and OEM agrees, in addition to complying with the requirements of Section 6.1 as it relates to the RSA Source Code to: (i) only use the RSA Source Code at the address set forth on page 1 hereof or such alternate location specified in the applicable License/Product Schedule; (ii) inform any employee that is granted access to all or any portion of the RSA Source Code of the importance of preserving the confidentiality and trade secret status of the RSA Source Code; and (iii) maintain a controlled, secure environment for the storage and use of the RSA Source Code.

     6.3 PUBLICITY. Neither party will disclose to third parties, other than its agents and representatives on a need to know basis, the terms of this Agreement or any exhibits hereto (including without limitation any License/Product Schedule) without the prior written consent of the other party, except (i) either party may disclose such terms to the extent required by law:
(ii) either party may disclose the existence of this Agreement; and (iii) RSA shall have the right to disclose that OEM is an OEM of the RSA Software and that any publicly-announced Bundled Product incorporates the RSA Software.

7. LIMITATION OF LIABILITY. IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER FOR INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL OR EXEMPLARY DAMAGES ARISING OUT OF OR RELATED TO THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO LOST PROFITS, BUSINESS INTERRUPTION OR LOSS OF BUSINESS INFORMATION, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES REGARDLESS OF WHETHER ANY ACTION OR CLAIM IS BASED ON WARRANTY, CONTRACT, TORT OR OTHERWISE: (I) EXCEPT FOR RSA'S OBLIGATIONS ARISING UNDER SECTION 8, UNDER NO CIRCUMSTANCES SHALL RSA'S TOTAL LIABILITY ARISING OUT OF OR RELATED TO THIS AGREEMENT EXCEED THE TOTAL AMOUNT PAID BY OEM HEREUNDER, AND (II) EXCEPT FOR OEM'S LIABILITY RESULTING FROM BREACH OF SECTIONS 2 AND 6. UNDER NO CIRCUMSTANCES SHALL OEM'S TOTAL LIABILITY ARISING OUT OF OR RELATED TO THIS AGREEMENT EXCEED [**].

8.   INTELLECTUAL PROPERTY INDEMNITY

     8.1 DUTY TO DEFEND. RSA agrees that it shall, at its own expense, defend, or at its option settle, any action instituted against OEM, and pay any award or damages assessed or settled upon against OEM resulting from such action, insofar as the same is based upon a claim that any Licensed Software used within the terms of this Agreement and the applicable License/Product Schedule infringes any United States patent, copyright or trade secret or a claim that RSA has no right to license the Licensed Software hereunder, provided that OEM gives RSA:
(i) prompt notice in writing of such action, (ii) the right to control and direct the investigation, preparation, defense and settlement of the action; and
(iii) reasonable assistance and information.

     8.2 RSA OPTIONS. If, as a result of any binding settlement among the parties or a final determination by a court of competent jurisdiction, any of the Licensed Software is held to infringe and its use in enjoyed, or if RSA reasonably determines in its sole discretion that the Licensed Software may become subject to an injunction, RSA shall have the option to: (i) obtain the right to continue use of the Licensed Software; (ii) replace or modify the Licensed Software so that it is no longer infringing; or (iii) refund the License Fees paid by OEM hereunder less depreciation for use assuming straight line depreciation over a five (5) year useful life and terminate the Agreement.

     8.3 EXCLUSIONS. Notwithstanding the foregoing, RSA shall have no liability under this Section 8 if the alleged infringement arises from (i) the use, in the manner specified in the relevant User Manual, of other than the current unaltered (including Interface Modifications) release of the Licensed Software, or (ii) combination of the Licensed Software with other equipment or software not provided by RSA, if such action would have been avoided but for such use or combination.

     8.4 EXCLUSIVE REMEDY. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, THE FOREGOING STATES RSA'S ENTIRE LIABILITY AND OEM'S EXCLUSIVE REMEDY FOR PROPRIETARY RIGHTS INFRINGEMENT.

9.   TERM AND TERMINATION

     9.1 TERM. The license rights granted hereunder shall be effective with respect to each License/Product Schedule as of the date thereof and shall continue in full force and effect for each item of Licensed Software for the period set forth on the applicable License/Product Schedule unless sooner terminated pursuant to the terms of this Agreement.

     9.2 TERMINATION. Either party shall be entitled to terminate this Agreement at any time on written notice to the other in the event of a material default by the other party and a failure to cure such default within a period of thirty (30) days following receipt of written notice specifying that a default has occurred.

     9.3 INSOLVENCY. Upon (i) the institution of any proceedings by or against either party seeking relief, reorganization or arrangement under any laws relating to insolvency, which proceeding are not dismissed within sixty (60) days; (iii) the assignment for the benefit of creditors, or the appointment of a receiver, liquidator or trustee, of any of either party's property or assets; or
(iii) the liquidation, dissolution or winding up of either party's business; then and in any such events this Agreement may immediately be terminated by the other party upon written notice.

     9.4 TERMINATION FOR CONVENIENCE. The parties acknowledge and agree that OEM may at any time delay, interrupt or cease use of the Licensed Software, but this Agreement and all the terms and conditions contained herein or any applicable License/Product Schedule shall continue in full force, including any obligations to make quarterly reports. OEM may elect to terminate this Agreement upon ninety (90) days written notice and it is expressly understood that such termination shall not discharge any payment obligations accrued as of the date of such termination or entitle OEM to a refund of any amounts previously paid to RSA.

     9.5 EFFECT OF TERMINATION. Upon the expiration or termination of this Agreement (or the license rights under a particular License/Product Schedule). OEM shall cease making copies of using or licensing the RSA Software, User Manual and Bundled Products, excepting only such copies of Bundled Products necessary to fill orders placed with OEM prior to such expiration or termination. OEM shall destroy all copies of the RSA Software User Manual and Bundled Products not subject to any then-effective license agreement with an End User Customer and all information and documentation provided by RSA to OEM (including all Know-How), other than such copies of the RSA Object Code, the User Manual and the Bundled Products as are necessary to enable OEM to perform its continuing support obligations in accordance with Section 5.2, if any. Notwithstanding the foregoing, if OEM has licensed RSA Source Code hereunder, for a period of one (1) year after the date of expiration or termination of the license rights granted under this Agreement for any reason other than as a result of default or breach by OEM. OEM may retain one (1) copy of the RSA Source Code and is hereby licensed for such term to use such copy solely for the purpose of supporting End User Customers. Upon the expiration of such one (1) year period, OEM shall return such single copy of the RSA Source Code to RSA or certify to RSA that the same has been destroyed. Any expiration or termination shall not discharge any obligation to pay License Fees which have accrued or are owing as of the effective date of such expiration or termination.

     9.6 SURVIVAL OF CERTAIN TERMS. The following provisions shall survive any expiration or termination: 2.2, 2.3, 3.8, 4.3, 6, 7, 9 and 10.

10.  MISCELLANEOUS PROVISIONS

     10.1 GOVERNING LAW AND JURISDICTION. This Agreement will be governed by and constructed in accordance with the laws of the State of California, irrespective of its choice of law principles. All disputes arising out of this Agreement will be subject to the exclusive jurisdiction and venue of the California state courts and the United States District Court for the Northern District of California, and the parties consent to the personal and exclusive jurisdiction of these courts. The parties agree that the United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement.

     10.2 BINDING UPON SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of, the successors, representatives, administrators and assigns of the parties hereto. Notwithstanding the generality of the foregoing, this Agreement shall not be assignable by OEM, by operation of law or otherwise, without the prior written consent of RSA, which shall not be unreasonably withheld; provided, however, that RSA may withhold its consent to the assignment of this Agreement with respect to any License/Product Schedule providing for a paid-up License Fee. Any such purported assignment or delegation without RSA's written consent shall be void and of no effect.

     10.3 SEVERABILITY. If any provision of this Agreement is found to be invalid or unenforceable, such provision shall be severed from the Agreement and the remainder of this Agreement shall be interpreted so as best to reasonably effect the intent of the parties hereto. It is expressly understood and agreed that each and every provision of this Agreement is intended by the parties to be severable and independent of any other provision and to be enforced as such.

     10.4 ENTIRE AGREEMENT. This Agreement and the exhibits and schedules hereto constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous agreements, representations and understandings between the parties.

     10.5 AMENDMENT AND WAIVERS. Any term or provision of this Agreement may be amended, and the observance of any term of this Agreement may be waived only by a writing signed by the party to be bound.

     10.6 NOTICES. Any notice, demand, or request with respect to this Agreement shall be in writing and shall be effective only if its is delivered by hand or mailed, certified or registered mail, postage prepaid, return receipt requested, addressed to the appropriate party at its address set forth on page 1. Such communications shall be effective when they are received by the addressee; but if sent by certified or registered mail in the manner set forth above, they shall be effective not later than ten (10) days after deposited in the mail. Any party may change its address for such communications by giving notice to the other party in conformity with this Section.

     10.7 EXPORT COMPLIANCE AND FOREIGN RESHIPMENT LIABILITY. THIS AGREEMENT IS EXPRESSLY MADE SUBJECT TO ANY LAWS,REGULATIONS, ORDERS OR OTHER RESTRICTIONS ON THE EXPORT FROM THE UNITED STATES OF AMERICA OF THE RSA SOFTWARE OR BUNDLED PRODUCTS OR OF INFORMATION ABOUT THE RSA SOFTWARE OR BUNDLED PRODUCTS WHICH MAY BE IMPOSED FROM TIME TO TIME BY THE GOVERNMENT OF THE UNITED STATES OF AMERICA. NOTWITHSTANDING ANYTHING CONTAINED IN THIS AGREEMENT TO THE CONTRARY, OEM SHALL NOT EXPORT OR REEXPORT, DIRECTLY OR INDIRECTLY, ANY RSA SOFTWARE OR BUNDLED PRODUCTS OR INFORMATION PERTAINING THERETO TO ANY COUNTRY TO WHICH SUCH EXPORT OR REEXPORT IS RESTRICTED OR PROHIBITED, OR AS TO WHICH SUCH GOVERNMENT OR ANY AGENCY THEREOF REQUIRES AN EXPORT LICENSE OR OTHER GOVERNMENTAL APPROVAL AT THE TIME OF EXPORT OR

REEXPORT WITHOUT FIRST OBTAINING SUCH LICENSE OR APPROVAL.

     10.8 FEDERAL GOVERNMENT LICENSE. OEM and each of OEM's Distributors shall in all proposals and agreements with the United States government or any contractor of the United States government identify and license the Bundled Product, including the RSA Object Code incorporated therein, as follows: (i) for acquisition by or on behalf of civilian agencies, as necessary to obtain protection as "commercial computer software" and related documentation in accordance with the terms of OEM's or such Distributor's customary license, as specified in 48 C.F.R. 12.212 of the Federal Acquisition Regulations and its successor regulations; or (ii) for acquisition by or on behalf of units of the Department of Defense, as necessary to obtain protection as "commercial computer software" as defined in 48 C.F.R. 227.7014(a)(l) of the Department of Defense Federal Acquisition Regulation Supplement (DFARS) and related documentation in accordance with the terms of OEM's or such Distributor's customary license, as specified in 48 C.F.R. 227.7202.1 of DFARS and its successor regulations.

     10.9 REMEDIES NON-EXCLUSIVE. Except as otherwise expressly provided, any remedy provided for in this Agreement is deemed cumulative with, and not exclusive of, any other remedy provided for in this Agreement or otherwise available at law or in equity. The exercise by a party of any remedy shall not preclude the exercise by such party of any other remedy.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the data of the last signature below.

OEM:

SILVERSTREAM SOFTWARE, INC.


By: /s/ Craig Dynes
    ---------------------------------
Printed Name:   Craig Dynes
              -----------------------
Title: Chief Financial Officer
       ------------------------------
Date: September 30, 1997
      -------------------------------

RSA DATA SECURITY, INC.


By: /s/ D. James Bidzos
   ----------------------------------
Printed Name:James Bidzos
             ------------------------
Title:    President
      -------------------------------
Date:           9/30/97
     --------------------------------

                License/Product Schedule Number:  0997-SIL-0-LPS-1
                                                  ----------------

                                   EXHIBIT "A"

                            LICENSE/PRODUCT SCHEDULE

OEM:

SilverStream Software, Inc.
----------------------------------------------


OEM Master License Agreement Number:
0997-SIL-O-MLA-1
----------------------------------------------


Date of OEM Master License Agreement:
September 30, 1997
----------------------------------------------


This License/Product Schedule Amends Schedules
Dated:  N/A
----------------------------------------------


Term of Agreement for this Bundled Product:
Perpetual
----------------------------------------------



Bundled Projects:
OEM'S JAVA-BASED WEB APPLICATION DEVELOPMENT ENVIRONMENT FOR INTERNET, INTRANET AND EXTRANET APPLICATIONS THAT ACCESS EXISTING RELATIONAL DATABASES, CONSISTING OF THE MULTI-USER SILVERSTREAM SERVER WHICH IS LICENSED BY OEM EITHER AS PART OF OEM'S "GROUP STARTER PACK" FOR GROUP DEVELOPMENT OR AS OEM'S "SERVER PACK" FOR DEPLOYMENT (THE "SERVER BUNDLED PRODUCT") AND THE SINGLE-USER STANDALONE SILVERSTREAM SERVER WHICH IS LICENSED BY OEM AS PART OF OEM'S "SINGLE USER STARTER PACK" (THE "SINGLE-USER BUNDLED PROJECT").

RSA Software:
BSAFE v. 3.0 for Windows
----------------------------------------------
OEM may obtain copies of the RSA Software on other platforms as may be generally available at RSA's then current published list price, each additional platform version of which will be covered RSA Software under this License/Product Schedule.

Delivery of RSA Software to OEM:
-------------------------------
One (1) copy of each of the RSA Object Code, the RSA Source Code (if licensed hereunder) and the User Manual for the RSA Software identified above:

      [ ]   has been received by OEM, or

      [X] will be delivered by RSA as soon as practicable, but not later than ten (10) business days after the date of execution of this License/Product Schedule.

    LICENSED SOFTWARE AND FIELD OF USE RESTRICTION FOR THIS BUNDLED PRODUCT
    -----------------------------------------------------------------------

                                                                           RIGHT TO
                                                                           INCLUDE
                                                      SOURCE             OBJECT CODE             FIELD OF              DESCRIBE
                                                       CODE               IN BUNDLED                USE              FIELD OF USE
                                                     LICENSE               PRODUCT              RESTRICTION           RESTRICTION

BSAFE                                             YES        NO        YES         NO         YES         NO
      RSA Public Key Cryptosystem                 [ ]       [X]        [X]         [ ]        [X]        [ ]               *

      Diffle-Hellman Key Negotiation              [ ]       [X]        [ ]         [X]        [ ]        [ ]

      Bloom-Shamir Secret Sharing                 [ ]       [X]        [ ]         [X]        [ ]        [ ]

      Data Encryption Standard (DES)              [ ]       [X]        [X]         [ ]        [X]        [ ]               *

      Extended Data Encryption                    [ ]       [X]        [ ]         [X]        [ ]        [ ]
      Standard (DESX)

      Triple DES (3DES)                           [ ]       [X]        [X]         [ ]        [X]        [ ]               *

      RC2 Variable-Key Size                       [ ]       [X]        [ ]         [X]        [ ]        [ ]
      Symmetric Block Cipher

      RC4 Variable-Key Size                       [ ]       [X]        [X]         [ ]        [X]        [ ]               *
      Symmetric Stream Cipher

      RC5 Variable-Key Size                       [ ]       [X]        [ ]         [X]        [ ]        [ ]
      Symmetric Block Cipher

      MD Hashing Algorithm                        [ ]       [X]        [ ]         [X]        [ ]        [ ]

      MD2 Hashing Algorithm                       [ ]       [X]        [X]         [ ]        [X]        [ ]               *

      MD5 Hashing Algorithm                       [ ]       [X]        [X]         [ ]        [X]        [ ]               *

      Secure Hashing Algorithm (SHA)              [ ]       [X]        [X]         [ ]        [X]        [ ]               *

      Digital Signature Algorithm                 [ ]       [X]        [ ]         [X]        [ ]        [ ]
      (DSA)

TIPEM (all set forth below)                       [ ]       [X]        [ ]         [X]        [ ]        [ ]

      RSA Public Key Cryptosystem

      Data Encryption Standard (DES)

      RC2 Variable Key Size
      Symmetric Block Cipher

      MD2 Hashing Algorithm

      MD5 Hashing Algorithm

BCERT                                             [ ]       [X]        [ ]         [X]        [ ]        [ ]


--------------------------------------

* Strictly for privacy and authentication of data within the Bundled Product (including implementation of SSL) between the Server Bundled Product or the Single-User Bundled Product and off-the-shelf Web browser clients.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

LICENSE AND MAINTENANCE FEES
----------------------------

Source Code License Fee for this License/product Schedule:  N/A
---------------------------------------------------------

Object Code License Fees for this License/Product Schedule:
----------------------------------------------------------

     For the Server Bundled Product:

     Percentage of Net Sales Price License Fee: [**] per copy/unit of the Server Bundled Product licensed or otherwise distributed by or for OEM.

     For the Single-User Bundled Product:

     Percentage of Net Sales Price License Fee: [**] per copy/unit of the Single-User Bundled Product licensed or otherwise distributed by or for OEM.

Prepayment of License Fees under this License/Product Schedule:
--------------------------------------------------------------
[**] payable as follows:

     [**] upon execution of this License/Product Schedule; and [**] within sixty
     (60) days after execution of this License/Product Schedule.

Present Annual Maintenance Fee for this License/product Schedule:
----------------------------------------------------------------
[**]

SPECIAL TERMS AND CONDITIONS
----------------------------

The following Special Terms and Conditions shall apply to the Bundled Product covered by this License/Product Schedule:

1. DISTRIBUTION MODEL. The parties acknowledge and agree that the Bundled Product is a development environment and that OEm's distribution channel for the Bundled Product will include distribution through OEM's VAR partners, such as KPMG Peat Marwick, Anderson Consulting and similar consultants, who will license the Server Bundled Product through a shrinkwrap agreement with OEM, for the purpose of customizing and deploying the Server Bundled Product for a specific End User Customer application (collectively, "VARs"). RSA agrees that the last sentence of Section 1.2 of the Agreement shall not prevent OEM from distributing the Server Bundled Product in the manner set forth above, so long as VARs are not embedding or similarly modifying the Server Bundled Product (in which case paragraph 3, below, shall apply to such activities) and so long as VARs are prohibited from modifying the Licensed Software. RSA and OEM specifically agree that VARs may add value to the Server Bundled Product through their consulting, training and integrating services.

2. INTERNAL USE. RSA agrees that Section 1.3 of the Agreement does not prevent an End User Customer from using the Bundled Product to create and use in the operation of its own business Web-based applications for the Internet and extranets.

3.   LIMITED RIGHTS TO SUBLICENSE.

     a. GRANT OF RIGHTS. Notwithstanding the provisions of Section 2.2.1 of the Agreement, RSA and OEM acknowledge and agree that OEM may sublicense its rights with respect to the Server Bundled Product to Independent Software Vendors (ISVs) and similar resellers in the Territory (each, an "OEM Sublicensee") for the purpose of integrating and embedding the Server Bundled Product into their own products in which substantial functionality and value is added to the Bundled Product (collectively, "Sublicensee Products").

     b. CONDITIONS OF GRANT. All sublicenses permitted under this paragraph shall be subject to all of the following conditions: (i) all such sublicenses will be granted in a signed writing containing at a minimum all of the restrictions set forth in Exhibit "A-1" attached hereto, and RSA shall be an express third party beneficiary of such sublicense agreements; (ii) OEM shall use its best efforts to enforce the provisions of such sublicenses

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

as they relate to RSA and the RSA Software; (iii) the Sublicensee Products shall include substantial added function and value on top of the Bundled Product; (iv) the OEM Sublicensees shall not be permitted to directly access the API of the Licensed Software nor expose the API to End User Customers or to software products other than the Sublicensee Products; (v) the OEM Sublicensees to whom such rights are sublicensed shall have no further right to sublicense such rights; and (vi) any rights of any OEM Sublicensee sublicensed by OEM shall survive only so long as both this License/Product Schedule and the sublicense between OEM and such OEM Sublicensee remain in effect; provided, however, that if the Agreement of this License/Product Schedule is terminated, each sublicense agreement with an OEM Sublicensee shall survive for a period of three (3) months following the effective date of such termination and, at the written request of any OEM Sublicensee, RSA will during such three (3)-month period negotiate with such OEM Sublicensee for a license to use the Licensed Software in the applicable Sublicensee Product. The foregoing shall not be construed as an obligation on the part of RSA to enter into a license agreement with any particular OEM Sublicensee or to enter into a license agreement on any particular terms.

     c. SUBLICENSE FEES AND REPORTING. On or before the date that OEM grants any sublicense hereunder, OEM shall submit to RSA an Exhibit "A" Extension in the form attached as Exhibit "A-2" for the applicable OEM Sublicensee. OEM shall prepay License Fees in the amount of [**] for each OEM Sublicensee at the time OEM submits the Exhibit "A" Extension for the applicable OEM Sublicensee. OEM shall make its first prepayment of License Fees and submit its first Exhibit "A" Extension to RSA upon execution of this License/Product Schedule. OEM shall report to RSA in its reports delivered pursuant to Section 3.7 of the Agreement the number of copies of Sublicensee Products which are distributed by each OEM Sublicensee and OEM's Net Sales Price with respect thereto, and shall pay RSA License Fees pursuant to Section 3.5 of the Agreement based on such Net Sales Price and/or number of copies distributed, as applicable, applying a percentage of Net Sales Price of [**] and a per copy/unit minimum License Fees of [**]. OEM shall separately show the application of prepaid license fees for OEM and for each OEM Sublicensee in the reports provided to RSA pursuant to Section 3.7 of the Agreement.

4. SERVICE BUSINESS. The second sentence of Section 2.2.3 of the Agreement shall not apply to the Bundled Products covered by this License/Product Schedule.

5. TITLE IN OEM. The word "related" in the first sentence of Section 2.3.2 of the Agreement is hereby deleted.

6. NOTICE OF AUDIT. RSA shall give OEM ten (10) days' prior notice of its intention to conduct an audit as provided for in Section 3.8 of the Agreement.

7. EVALUATION COPIES. With respect to the Bundled Products covered by this License/Product Schedule, the second sentence of Section 3.9 of the Agreement is amended in its entirety to read as follows: "All Evaluation Copies licensed (i) shall contain a feature which disables the Evaluation Copy no later than ninety
(90) days after the first installation of the Evaluation Copy by the prospective End User Customer, or (ii) in the case of up to a maximum of two hundred (200) copies in any calendar year delivered only to major consulting businesses who have signed OEM's VAR Partner agreement, shall contain a feature which disables the Evaluation Copy on the earlier of the next June 30 or the next December 31."

8. LICENSEE SEAL. Notwithstanding the provisions of Section 5.4.1 (ii) of the Agreement regarding display of the RSA Licensee Seal in all advertising for the Bundled Products, OEM shall be required to display the RSA Licensee Seal with respect to the Bundled Products covered by this License/Product Schedule only in printed advertising and wherever practicable.

9. REIMBURSEMENT OF EXPENSES. Section 8.1 of the Agreement is amended by adding the following at the end thereof: "RSA agrees that it will reimburse OEM's reasonable out-of-pocket expenses in responding to any claim as to which RSA has, or may have, an obligation under this Section 8.1 which expenses are incurred after OEM has notified RSA of the claim but prior to RSA's assuming the control of the investigation, preparation, defense and settlement of the claim."

10. REPLACEMENT/MODIFIED SOFTWARE. Section 8.2 of the Agreement is amended in subpart (ii) thereof by adding the following at the end: ". . . but suffers no material diminution of its functionality or performance."

11. EFFECT OF TERMINATION. Section 9.5 of the Agreement is amended by adding the following after the first sentence: "Any license agreements with End User Customers for the Bundled Product entered into prior to the effective date of termination of this Agreement shall survive such termination in accordance with their terms."

12. JOINT PRESS RELEASE. As soon as practicable after the announcement of the Bundled Product, OEM and RSA will issue a joint press release which will emphasize the security aspects of the Bundled Product.

THE PROVISIONS OF THIS LICENSE/PRODUCT SCHEDULE ARE PROVIDED AS A BASIS OF DISCUSSION BETWEEN OEM AND RSA AND WILL BECOME BINDING UPON THE PARTIES ONLY IF
(1) OEM HAS EXECUTED AN OEM MASTER LICENSE AGREEMENT AND HAS INDICATED ITS ACCEPTANCE OF THE TERMS CONTAINED IN THIS LICENSE/PRODUCT SCHEDULE BY SIGNING BELOW ON OR BEFORE SEPTEMBER 30, 1997 AND (2) RSA HAS EXECUTED THE OEM MASTER LICENSE AGREEMENT AND THIS LICENSE/PRODUCT SCHEDULE.

OEM:

SILVERSTREAM SOFTWARE, INC.

By: /s/ Craig Dynes
    --------------------------------------
Printed Name:   Craig Dynes
              ----------------------------
Title: Chief Financial Officer
       -----------------------------------
Date: September 30, 1997
      ------------------------------------

RSA DATA SECURITY, INC.

By: /s/ D. James Bidzos
   ---------------------------------------
Printed Name:James Bidzos
             -----------------------------
Title:   President
      ------------------------------------
Date:          9/30/97
     -------------------------------------

                                  EXHIBIT "A-1"
                           MANDATORY SUBLICENSE TERMS

      All sublicense agreements for the Server Bundled Product by OEM to OEM Sublicenses will include all of the following restrictions:

I. The OEM Sublicense will receive no greater rights with respect to the Server Bundled Product than those permitted in Sections 2.1.2 and 2.1.3 of the Agreement as limited by Section 2.2 of the Agreement.

II. The OEM Sublicense will agree not to remove or destroy any proprietary, trademark or copyright markings or confidentiality legends placed upon or contained within the Server Bundled Product or any related materials or documentation and will comply with Section 5.4.1(ii) of the Agreement as amended by this License/Product Schedule.

III. If applicable, the OEM Sublicense will agree that any license of the Sublicense Product to the United States Government or an agency thereof will state that such software and related documentation is "commercial computer software" as that term is defined for purposes of the Federal Acquisition Regulations (FARs) or the Department of Defense Federal Acquisition Regulations Supplement (DFARS), as applicable, then in effect.

IV. The OEM Sublicense will agree not to export or reexport any Sublicensee Product or any part thereof or information pertaining thereto to any country for which a U.S. government agency requires an export license or other governmental approval without first obtaining such license or approval.

V. The OEM Sublicensee will agree that, except for the limited licenses granted under the sublicense agreement, OEM and its licensors will retain full and exclusive right, title and ownership interest in and to the Server Bundled Product and in any and all related patents, trademarks, copyrights or proprietary or trade secret rights.

VI. OEM will have the right to terminate the sublicense agreement for the OEM Sublicensee's breach of a material term. The OEM Sublicense will agree that, upon termination of the license, the OEM Sublicensee will return to OEM all copies of the object code and documentation for the Server Bundled Project or certify to OEM that the OEM Sublicensee has destroyed all such copies, except that the OEM Sublicensee may retain one (1) copy of the object code for the Server Bundled Product solely for the purpose of supporting the OEM Sublicensee's existing licensees.

VII. The OEM Sublicensee will agree not to reverse engineer, decompile, dissemble or modify the Server Bundled Product.

VIII. The OEM Sublicenses will agree not to distribute the Sublicense Product or any part thereof except pursuant to a license agreement meeting the requirements in Section 5.3 of the Agreement.

IX. The sublicense agreement will state that in no event will OEM or its licensors be liable for indirect, incidental, special, consequential or exemplary damages arising out of or related to the Server Bundled Product, including but not limited to lost profits, business interruption or loss of business information, even if such party has been advised of the possibility of such damages.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


Exhibit A Extension Number: ___________________________

Date of this Exhibit A Extension: _____________________



                                  EXHIBIT "A-2"

                 EXHIBIT A (LICENSE/PRODUCT SCHEDULE) EXTENSION


OEM:

SilverStream Software, Inc.
--------------------------------------------------------------------------------


OEM Master License Agreement Number:
0997-SIL-O-MLA-1
--------------------------------------------------------------------------------


Date of OEM Master License Agreement:
September 30, 1997
--------------------------------------------------------------------------------


This Extension Extends License/Product Schedule Number:
0997-SIL-O-LPS-1
--------------------------------------------------------------------------------


Name and Jurisdiction of Incorporation of OEM Sublicensee:
--------------------------------------------------------------------------------


Sublicensee Product which Incorporates Bundled Product:
--------------------------------------------------------------------------------


Sublicense Fee:
[**]
--------------------------------------------------------------------------------


                             OEM:

                             SILVERSTREAM SOFTWARE, INC.

                             By:     Craig Dynes
                                ------------------------------------------------
                             Printed Name: Craig Dynes
                                          --------------------------------------
                             Title  Vice President and Chief Financial Officer
                                  ----------------------------------------------

                                   EXHIBIT "B"

                          LICENSEE SEALS AND TRADEMARKS

RSA Licensee Seal:

             [The graphic depicts a seal in the shape of a rectangle
                           with the text GENUINE RSA]












Licenses are also permitted to use the following RSA trademarks, as applicable, in ads, product packaging, documentation or collateral materials, provided that they use the correct trademark designator, depicted below, and identify RSA as the owner of the mark.

          RCA(R) Symmetric Block Cipher, RC4(R) Symmetric Stream Cipher
                         RC5(TM) Symmetric Block Cipher,
                              BSAFE(TM), TIPEM(TM)
                         RSA Public Key Cryptosystem(TM)
                            MD(TM), MD2(TM), MD5(TM)

RSA reserves the right to update this Exhibit "B" from time to time upon reasonable notice to licensee.

                    AMENDMENT NUMBER ONE TO RSA DATA SECURITY
                          OEM MASTER LICENSE AGREEMENT

     This Amendment Number One ("Amendment") to the RSA DATA SECURITY OEM MASTER LICENSE AGREEMENT ("Agreement"), effective as of the later date of execution ("Effective Date"), is entered into by and between RSA Data Security, Inc. ("RSA") and Silverstream Software, Inc. ("OEM").

     RSA and OEM entered into the Agreement on September 30, 1997. RSA and OEM now wish to amend the Agreement. In consideration of the foregoing and the mutual promises and covenants hereinafter set forth, the parties agree as follows:

1. Section 1 of the Agreement, DEFINITIONS, is hereby modified by adding Subsections 1.16 and 1.17 as follows:

     1.16 "Licensed Application Services" means one or more services including an application provided by an Application Service Provider Sublicensee ("ASP") and which uses or is supported by the Server Bundled Products.

     1.17 "Service Revenue" means the gross amount of all cash, in-kind or other consideration receivable by OEM at any time in consideration for an ASP's Licensed Application Services, whether as use, transaction, subscription, or service fees, or any comparable fees based on or involving the use of the Licensed Application Services. For the purpose of determining Service Revenue, the amount of in-kind or other non-cash consideration receivable by OEM shall be deemed to have a dollar value equal to the standard price (as listed in ASP's published schedule on the date the Licensed Service is provided) for the Licensed Service, less all cash paid.

2. Capitalized terms used and not otherwise defined in this Amendment shall have the meanings designated in the Agreement.

3. Section 3a of Exhibit A to the Agreement (License and Maintenance Fees), GRANT OF RIGHTS, is hereby amended by the following sentence to the end of such section:

     "Notwithstanding the foregoing, OEM may sublicense its rights to ASPs solely for the use of Licensed Application Services."

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

4. Section 3c of Exhibit A to the Agreement (License and Maintenance Fees), SUBLICENSE FEES AND REPORTING, is hereby amended by deleting the second, third and fourth sentence of such section and replacing them with the following:

     "OEM shall pre-pay a one-time License Fee of [**] for all OEM Sublicenses during the term of this Agreement. [**] of such payment shall be due upon execution of this Amendment. The remaining [**] shall be due no later than sixty (60) days after the execution date of the last party to sign this Amendment. OEM shall report to RSA in its reports delivered pursuant to
     Section 3.7 of the Agreement the number of copies of Sublicensee Products which are distributed or utilized as a Licensed Service by each OEM Sublicensee and OEM's Net Sales Price or OEM's Service Revenue generated with respect thereto. OEM shall pay RSA license fees pursuant to Section
     3.5 of the Agreement based upon (a) Net Sales Price and/or number of copies distributed, as applicable by ISVs, applying a percentage of Net Sales Prices of [**] per copy/unit minimum license fees of [**], and (b) Service Revenue generated by ASPs, applying a percentage of Service Revenue of [**] (collectively the "License Fees")."

5. Exhibit A to the Agreement (License and Maintenance Fees) is further modified by adding to the end of "PREPAYMENT OF LICENSE FEES UNDER THIS LICENSE/PRODUCT SCHEDULE" the following:

          o and [**] payable in accordance with Paragraph number 4 of this Amendment.

6. Section 3.3 of the Agreement, PREPAYMENT OF LICENSE FEES, is hereby amended by deleting the third sentence in its entirety and replacing it with the following:

     "Any and all of OEM's prepaid License Fees with respect to a Bundled Product may be offset against License Fees at a rate of [**] for each dollar of License Fees accrued until the prepayments are exhausted."

7. Exhibit A, LICENSE/PRODUCT SCHEDULE, is hereby amended by modifying the title "Bundled Products" to "Bundled Products/Licensed Application Services" and adding the following to the end of the first full paragraph:

     "Bundled Products may be used as Licensed Application Services by OEM Sublicensees."

8. The "Maintenance and Support Agreement" Exhibit to the Agreement, dated September 30, 1997, is hereby superceded in its entirety with the "Support Agreement" attached to this Amendment and incorporated herein.

     IN WITNESS WHEREOF, the parties have caused this Amendment and the attached Support Agreement to be executed by their duly authorized representatives.



Silverstream Software, Inc.             RSA Data Security, Inc.

By: /s/ Craig Dynes                     By: /s/ Hedy T. Breakfield
    ------------------------                -------------------------------

Printed Name: Craig Dynes               Printed Name: Hedy T. Breakfield
              --------------                          ---------------------

Title: CFO                              Title: VP, Finance & Admin.
       ---------------------                   ----------------------------

Date:  30 June 1999                     Date:  6/30/99
       ---------------------                   ----------------------------



SILVERSTREAM LEGAL APPROVED
[ILLEGIBLE] 6/30/99

                                   EXHIBIT A
                                   ---------

RSA'S YEAR 2000 READINESS DISCLOSURE

THE YEAR 2000 ISSUE

Application developers and end users are concerned with how their software will handle the date change to the year 2000. In general, software applications that rely only on the last two digits of the current date field may behave erratically in the next century.

As the leader in cryprographic software development components with code incorporated into hundreds of applications, some of which have date dependencies, on nearly 400 million systems worldwide, RSA is frequently asked about how RSA products will handle the Year 2000 date change and what assurances RSA can provide to software developers.

It is important to note that RSA software only accounts for a portion of any particular application, and that those applications may introduce Year 2000 problems independent of the RSA code included in that application. Moreover, those applications may rely on the underlying platform and operating system for time and date services, which may introduce their own Year 2000 problems, such that the behavior of an application may be entirely platform dependent. Therefore, while RSA can make statements about its own software components, Year 2000 problems may arise independent of the RSA code in any applications that use RSA security components.

RSA'S YEAR 2000 READINESS EFFORT

The Year 2000 compliance plan is divided into the following phases:

1. Inventory phase, in which the RSA identifies all products and systems which are created or used by RSA in the course of its operations;

2. Analysis phase, in which RSA determines what, if any, Year 2000 Operability issues may exist with respect to any product or system;

3. Solution development phase, in which RSA designs and/or obtains from third-party vendors methods to correct any Year 2000 Operability issues which were identified in the prior phase; and

4. Implementation phase, in which RSA deploys solutions for the identified problems.



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RSA SECURITY COMPONENTS AND THE YEAR 2000

RSA's most widely used software development components, RSA BSAFE(R) Crypto-C and RSA BSAFE(R) Crypto-J, do not invoke time and date services and so are not inherently susceptible to Year 2000 problems.

     The RSA components that perform certificate services, namely BCBRT(TM) TIPEM(TM) RSA BSAFE(R) Com-C, RSA BSAFE(R) S/MIME-C, RSA BSAFE(R) SSL-J and RSA BSAFE(R) SSL-C include time and date routines to date stamp and check the validity of certificates within an application. These RSA security components rely on the underlying operating system services to provide the GMT date and time information to the application. The X509 certificate standard requires that only the last two digits of the year be encoded into the date fields within the certificate. The comparisons of date fields to check the certificate validity are done inside the security component. Currently, RSA has assumed that no digital certificates were issued before the year 1970, and that any two-digit year field less than 70 is correctly accounted for within the application as being from the next century. Implementation of future certificate standards shall specify a cut-off date of 1950 for two-digit year fields, and all future RSA releases shall conform to that standard, specifying 2049 as the maximum two-digit value. Those standards shall also allow for four-digit year fields, so that standards-compliant certificates issued in the future can be decoded with complete certainty.

The information here is designated a "Year 2000 Readiness Disclosure" pursuant to the Year 2000 Information and Readiness Disclosure Act, Public Law 105-271.




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